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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------

                                 August 14, 2002
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Revlon, Inc.
          -------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                 Delaware             1-11178            13-3662955
          ------------------- ----------------------- -----------------
           (State or Other     (Commission File No.)  (I.R.S. Employer
            Jurisdiction of                            Identification
            Incorporation)                             No.)


               625 Madison Avenue
               New York, New York                    10022
          ------------------------------  -----------------------------
              (Address of Principal                (Zip Code)
                Executive Offices)


                                 (212) 527-4000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      None
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

         Exhibit No.         Description

         Exhibit 99.1 Statement Under Oath Of Principal Executive Officer Regarding Facts And Circumstances Relating To Exchange Act Filings

         Exhibit 99.2 Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings

Item 9.  Other Events and Regulation FD Disclosure

         On August 14, 2002, each of the Principal Executive Officer, Jack L. Stahl, and Principal Financial Officer, Douglas H. Greeff, of Revlon, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (Exhibit Nos. 99.1 and 99.2).


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  REVLON, INC.



                                                  By: /s/ Robert K. Kretzman
                                                    ------------------------
                                                  Robert K. Kretzman
                                                  Senior Vice President, General
                                                  Counsel and Secretary


Date: August 14, 2002

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                                  EXHIBIT INDEX


Exhibit No.       Description

Exhibit 99.1 Statement Under Oath Of Principal Executive Officer Regarding Facts And Circumstances Relating To Exchange Act Filings

Exhibit 99.2 Statement Under Oath Of Principal Financial Officer Regarding Facts And Circumstances Relating To Exchange Act Filings




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